                                                                EXHIBIT 10.30(b)

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$749,998.50                                                        March 8, 1999

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Seven Hundred Forty Nine Thousand Nine Hundred Ninety Eight and 50/100 Dollars ($749,998.50) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 6.25% per annum.

         The principal amount of this Note shall be due and payable in eight annual installments on the anniversary date of this Note occurring in each of the succeeding eight years following the date of this Note. The first seven annual principal installments shall be in the amount of $100,000, with the eighth annual principal installment of $49,998.50. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                                    EMPLOYEE STOCK OWNERSHIP TRUST

                                    By: HBSC BANK, USA TRUSTEE



                                    By: ________________________________________
                                    Stephen J. Hartman, Jr., solely in his
                                    capacity as authorized signer for the
                                    Trustee of the Resource Bancshares Mortgage
                                    Group, Inc. Employee Stock Ownership Trust,
                                    and not in his individual capacity

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$749,955.73                                                       April 26, 1999

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Seven Hundred Forty Nine Thousand Nine Hundred Fifty Five and 73/100 Dollars ($749,955.73) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 6.25% per annum.

         The principal amount of this Note shall be due and payable in eight annual installments on the anniversary date of this Note occurring in each of the succeeding eight years following the date of this Note. The first seven annual principal installments shall be in the amount of $100,000, with the eighth annual principal installment of $49,955.73. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                                  RESOURCE BANCSHARES MORTGAGE
                                                  GROUP, INC. EMPLOYEE STOCK
                                                  OWNERSHIP TRUST

                                                  By: HSBC BANK, USA, TRUSTEE



                                                  By: __________________________
                                                      Stephen J. Hartman, Jr.,
                                                      solely in his capacity as
                                                      authorized signer for the
                                                      Trustee of the Resource
                                                      Bancshares Mortgage Group,
                                                      Inc. Employee Stock
                                                      Ownership Trust, and not
                                                      in his individual capacity

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$749,924.78                                                         July 1, 1999

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Seven Hundred Forty Nine Thousand Nine Hundred Twenty Four and 78/100 Dollars ($749,924.78) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 6.50% per annum.

         The principal amount of this Note shall be due and payable in eight annual installments on the anniversary date of this Note occurring in each of the succeeding eight years following the date of this Note. The first seven annual principal installments shall be in the amount of $100,000, with the eighth annual principal installment of $49,924.78. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                                  RESOURCE BANCSHARES MORTGAGE
                                                  GROUP, INC. EMPLOYEE STOCK
                                                  OWNERSHIP TRUST

                                                  By: HSBC BANK, USA, TRUSTEE



                                                  By: __________________________
                                                      Stephen J. Hartman, Jr.,
                                                      solely in his capacity as
                                                      authorized signer for the
                                                      Trustee of the Resource
                                                      Bancshares Mortgage Group,
                                                      Inc. Employee Stock
                                                      Ownership Trust, and not
                                                      in his individual capacity

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$749,988.05                                                      October 1, 1999

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Seven Hundred Forty Nine Thousand Nine Hundred Eighty Eight and 05/100 Dollars ($749,988.05) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 6.75% per annum.

         The principal amount of this Note shall be due and payable in eight annual installments on the anniversary date of this Note occurring in each of the succeeding eight years following the date of this Note. The first seven annual principal installments shall be in the amount of $100,000, with the eighth annual principal installment of $49,988.05. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                                  RESOURCE BANCSHARES MORTGAGE
                                                  GROUP, INC. EMPLOYEE STOCK
                                                  OWNERSHIP TRUST

                                                  By: HSBC BANK, USA, TRUSTEE



                                                  By: __________________________
                                                      Stephen J. Hartman, Jr.,
                                                      solely in his capacity as
                                                      authorized signer for the
                                                      Trustee of the Resource
                                                      Bancshares Mortgage Group,
                                                      Inc. Employee Stock
                                                      Ownership Trust, and not
                                                      in his individual capacity


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